________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 2002


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-44.

         The Company is filing copies of its monthly United States Trustee Reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K in accordance with the Commission's general guidance as set forth in SEC Release No. 349660.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for June 2002.
99.2           United States Trustee Report of American Sintered Technologies, Inc. for June 2002
99.3           United States Trustee Report of Custom Technologies Corp. for June 2002
99.4           United States Trustee Report of Escast, Inc. for June 2002
99.5           United States Trustee Report of Fansteel Holdings, Inc. for June 2002
99.6           United States Trustee Report of Fansteel Schulz Products, Inc. for June 2002
99.7           United States Trustee Report of Phoenix Aerospace Corp. for June 2002
99.8           United States Trustee Report of Washington Manufacturing Co. for June 2002
99.9           United States Trustee Report of Wellman Dynamics Corp. for June 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  July 26, 2002

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                       July 22, 2002
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 4,302,068       $ 4,481,043        $ 24,862,310    $ 24,506,093
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -                   -               -
InterCompany Transfers                (336,701)         (350,000)            322,876         656,000
Other                                   38,914                 -             316,723         173,257

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  4,004,281         4,831,043          25,501,909      25,335,350
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            782,224           742,650           4,461,483       7,731,316
Payroll Taxes                          325,394           369,422           2,119,849       2,138,169
Accounts Payable                       976,466         1,924,439          10,434,126      11,329,984
Profit Sharing / Pension               232,553           134,000             986,456       1,126,795
Insurance                              504,523           460,260           2,367,578       4,150,886
Commissions                            150,031           171,983             805,238         934,665
Utilities                              237,872           219,013           1,008,466       1,098,757
Leases / Rents                          33,754            36,640             137,887         229,570
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           272,424           365,548           1,708,417       1,845,431
Capital Expenditures                    50,000            50,000              50,000          50,000
US Trustee Fees                              -                 -               2,250           4,500
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             3,565,240         4,473,956          24,081,750      27,640,074
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                    $     439,041     $     357,087       $   1,420,159    $  (2,304,724)
-------------
                                 ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash              $     7,636

   National City Bank              884096887        Operational              3,427,949

   Bank of Waukegan                  1955426        Payroll                   (206,410)

   Bank of Waukegan                  1975978        Operational                      -

   Bank of Waukegan                  1976083        Health Insurance             3,253

   American National Bank           18080308        Concentration Account      123,999

   First Midwest Bank                0173906        Petty Cash                   1,241

   Mellon Bank                       0111587        Operational                      -

  National City                    884096772        Operational                (85,959)

  Mellon Bank                        1465820        Payroll                     26,229

  National City Bank               884096799        Disbursement               (30,047)

  Bank One                         261379147        Payroll                      1,670

  National City Bank               884156747        Disbursements              (20,760)

  American National Bank            18081568        Disbursement              (267,741)

  American National Bank            18081576        Payroll                    (60,231)

  National City Bank               884096780        Operational                (69,849)

  Hancock Bank                    01-0101494        Payroll                      5,413

  Bancorp South                     06582837        Operational                  2,110
                                                                           -----------

                                                                            $2,858,503
                                                                           ===========

Bank reconciliations are available.



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                  June, 2002         FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 4,028,771        $ 24,391,734
Less: Defective mat'l returned                              -                   -
        Sales allowances                               12,500              88,187
        Cash discounts                                 16,420             147,599
                                                --------------      --------------
           Total sales deductions                      28,920             235,786
                                                --------------      --------------
        NET SALES                                   3,999,851          24,155,948
                                                --------------      --------------
Cost of Sales                                       3,679,135          21,238,114
                                                --------------      --------------
        GROSS PROFIT                                  320,716           2,917,834
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   335,741           1,807,358
    General & Admin. expense                          611,390           2,862,008
    Corporate Fees                                   (185,944)         (1,037,904)
                                                --------------      --------------
      Total S G & A and Environ. Expense              761,187           3,631,462
                                                --------------      --------------
        OPERATING INCOME                             (440,471)           (713,628)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                            (16,088)            (43,950)
    Interest Expense                                  (46,342)            (75,232)
                                                --------------      --------------
        Other Income (Expense)                        (62,430)           (119,182)
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (502,901)           (832,810)
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 230,656           1,347,070
    US Trustee Quarterly Fees                               -               2,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    230,656           1,349,320
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (733,557)         (2,182,130)

Provision for Taxes                                   826,663             339,000
                                                --------------      --------------
NET INCOME (LOSS)                               $  (1,560,220)      $  (2,521,130)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         6/30/02            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     1,878,499      $  1,438,344
    Restricted cash and cash equivalents                     980,004                 -
    Accounts receivable - net                             10,105,928         9,703,056
    Inventories -net                                      11,777,476        13,747,533
    Other assets - current                                 2,093,850         3,556,028
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           26,835,757        28,444,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                  2,679,550         6,453,559
    Intercompany receivable                               36,222,626        35,224,200
    Investment in subsidiaries                            15,221,175        15,221,175
    Other                                                  4,848,838           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             58,972,189        57,019,240
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              4,925,497         4,925,497
    Machinery and equipment                               36,001,210        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,308,055        41,258,055
    Less: Accum. depreciation and amortization            34,893,887        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,414,168         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    92,222,114      $ 92,174,619
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                         6/30/02           1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       1,318,368                 -
    Accrued liabilities                                    6,277,152                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       7,595,520                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   1,442,673                 -
    Long-term pension liability                              584,613                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                         2,027,286                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                           9,622,806                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt                                            188,953         4,565,926
    Unsecured debt                                        93,400,993        90,565,733
    Intercompany payable                                  27,778,239        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          121,368,185       123,031,269
                                                     ---------------      ------------
TOTAL LIABILITIES                                        130,990,991       123,031,269
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (13,024,000)       (8,740,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (44,174,892)      (44,174,892)
    Retained earnings - postpetition                      (3,633,130)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (38,768,877)      (30,856,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $    92,222,114      $ 92,174,619
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          23,338          146,214       126,170        43,382
FICA-Employee                        13,239           76,283        81,025         8,497
FICA-Employer                        13,239           76,283        81,025         8,497
Unemployment                         (4,989)           1,560             0        (3,429)
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES              $44,827         $300,340      $288,220       $56,947
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          17,652           36,107        37,174        16,585
Unemployment                         36,282           (6,337)            0        29,945
Sales                                37,188            9,687         5,933        40,942
Income Tax                                0                0             0             0
Real Property                       171,918          (13,115)       42,149       116,654
Personal Property                    24,190            3,820             0        28,010
Other: Local                          2,376            2,950         2,733         2,593
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $289,606          $33,112       $87,989      $234,729
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES          $334,433         $333,452      $376,209      $291,676
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      1,317,988  380           0             0             0          1,318,368
Wages Payable                         2,347,080    0           0             0             0          2,347,080
Taxes Payable (Other than income)       291,676    0           0             0             0            291,676
Professional Fees                        10,000    0           0             0             0             10,000
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,628,396    0           0             0             0          3,628,396
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  1,442,673    0           0             0             0          1,442,673
Other LT Liabilities                    584,613    0           0             0             0            584,613
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS             $9,622,426 $380          $0            $0            $0         $9,622,806
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

-------------------------------------------------------------------------------------------
                                              Dates            Amount         Check Nos.
Description of Tax                            Paid              Paid           or EFT
-------------------------------------------------------------------------------------------
State Withholding - California               06/04/02         $2,041           96752
State Withholding - California               06/11/02          2,196           96808
State Withholding - California               06/18/02          1,926           96850
State Withholding - California               06/25/02          2,286           96897
State Withholding - Connecticut              06/04/02            811           96754
State Withholding - Connecticut              06/11/02            787           96810
State Withholding - Connecticut              06/20/02            989           96876
State Withholding - Connecticut              06/27/02            896           96914
State Withholding - Illinois                 06/11/02          1,366           96812
State Withholding - Illinois                 06/27/02          1,421           96921
State Withholding - Indiana                  06/27/02            438           96922
State Withholding - Kentucky                 06/04/02          2,254           96764
State Withholding - Kentucky                 06/20/02          1,982           96882
State Withholding - Mississippi              06/11/02          3,893           96818
State Withholding - Oklahoma                 06/11/02          1,569           96819
State Withholding - Pennsylvania             06/04/02          5,133           96771
State Withholding - Pennsylvania             06/18/02          6,161           96863
State Withholding - Wisconsin                06/11/02            502           96821
State Withholding - Wisconsin                06/27/02            523           96838
Sales Tax - Colorado                         06/06/02             59           96788
Sales Tax - Illinois                         06/06/02            714           96793
Sales Tax - Illinois                         06/20/02            970           96879
Sales Tax - Kentucky                         06/06/02            364           96794
Sales Tax - Kentucky                         06/20/02            119           96883
Sales Tax - Mississippi                      06/06/02            846           96798
Sales Tax - Mississippi                      06/20/02            642           96885
Sales Tax - Ohio                             06/06/02            492           96800
Sales Tax - Ohio                             06/20/02            318           96888
Sales Tax - Texas                            06/06/02             15           96803
Sales Tax - Tennessee                        06/06/02             50           96802
Sales Tax - Tennessee                        06/20/02            188           96891
Sales Tax - Wyoming                          06/20/02          1,156           96893
FICA & Fed W/H                               06/05/02         61,340            EFT
FICA & Fed W/H                               06/12/02         86,985            EFT
FICA & Fed W/H                               06/19/02         60,762            EFT
FICA & Fed W/H                               06/26/02         79,133            EFT
Lexington KY City/Cnty Occup & School Tax    06/30/02          2,733          C 15205
Los Angeles Property Taxes                   06/30/02         28,527           45399
Lake County Collector-Prop Tax               06/04/02         13,622           96765




                                                         ------------
TOTAL POST PETITION TAXES PAID                             $ 376,209
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           10,580,624
PLUS Amounts billed during the period                                         4,030,374
LESS Amounts collected during the period                                      4,302,068
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $10,308,930
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                 4,282,819
31-60 days old                                                                2,560,850
61-90 days old                                                                1,340,670
91+ days old                                                                  2,124,591
                                                                        ----------------
Total Accounts Receivable                                                    10,308,930
Amount considered uncollectible (bad debt)                                      382,521
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $ 9,926,409
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                       July 22, 2002
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ---------------
                                                             REPORTING PERIOD   June 30, 2002
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 931,210        $ 905,000         $ 5,096,945       $ 5,023,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers          (431,044)        (250,000)           (865,402)         (496,000)
Other                              4,456                -               9,283             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              504,622          655,000           4,240,826         4,528,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       89,356           97,000             562,942           566,788
Payroll Taxes                     38,062           19,000             286,830           251,042
Accounts Payable                 433,670          570,000           3,140,193         3,164,571
Profit Sharing / Pension               -                -                   -                 -
Insurance                         20,476           35,000             145,004           178,412
Commissions                       23,112           25,000             191,005           164,392
Utilities                         24,412           19,000              90,083           157,925
Leases / Rents                         -                -                   -            13,143
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
US Trustee Fees                    1,741            2,000               1,741             2,000
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         630,829          767,000           4,417,798         4,498,273
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                  $(126,207)       $(112,000)          $(176,972)        $  30,366
-------------                 ===========   ==============     ===============    ==============




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BANK RECONCILATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------


  Petty Cash                                 N/A       Petty cash          300

  National City Bank of PA                239732043    Payroll        $   6,320

  National City Bank                      884096860    Disbursement   $(165,639)

                                                                      ---------
                                                                      $(159,019)
                                                                      =========

Bank reconciliations are available.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                             June 2002          FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   864,769         $ 5,449,095
Less: Defective mat'l returned                         -                   -
         Sales allowances                             55               5,181
         Cash discounts                            7,132              42,259
                                          ---------------    ----------------
            Total sales deductions                 7,187              47,440
                                          ---------------    ----------------

         NET SALES                               857,582           5,401,655
                                          ---------------    ----------------

Cost of Sales                                    702,514           4,384,561
                                          ---------------    ----------------

         GROSS PROFIT                            155,068           1,017,094
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               64,001             374,169
    General & Admin. expense                      30,284             203,342
    Corporate Fees                                 6,944              39,153
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         101,229             616,664
                                          ---------------    ----------------

         OPERATING INCOME                         53,839             400,430
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          53,839             410,896
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             16,000              80,000
    US Trustee Quarterly Fees                          -                   -
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               16,000              80,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                        37,839             330,896

Provision for Taxes                               14,000             121,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $ 23,839           $ 209,896
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                       6/30/02        1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents             ($159,019)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,210,560        894,078
    Inventories -net                                     443,532        549,646
    Other assets - current                                30,748          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,525,821      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                              877,284              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,084,344      2,207,060
                                                    ------------    ------------
PROPERTY , PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,603      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,640      5,704,900
    Less: Accum. depreciation and amortization         2,286,402      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,420,238      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 8,030,403    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     6/30/02         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     170,238              -
    Accrued liabilities                                  346,042              -
    Accrued income taxes                                 121,000              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     637,280              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  12,933              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        12,933              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         650,213              -
                                                   ------------    ------------


                                                       6/30/02         1/15/02
LIABILITIES (PREPETITION)                           -------------   ------------
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                     1,206,760      1,206,760
    Intercompany payable                               4,366,896      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,785,122      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,435,335      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     209,896              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    595,068        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 8,030,403    $ 7,323,049
                                                    ============    ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------

Withholding                             8,188           14,314         14,599          7,903
FICA-Employee                           5,386            9,815          9,935          5,266
FICA-Employer                           5,386            9,815          9,935          5,266
Unemployment                            2,191                0              0          2,191
Income Tax                             94,000           12,000              0        106,000
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $115,151          $45,944        $34,469       $126,626
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             2,686            4,875          3,593          3,968
Unemployment                            2,084                0              0          2,084
Sales                                       0                0              0              0
Income Tax                             13,000            2,000              0         15,000
Real Property                           9,219           (9,219)             0              0
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $26,989          $(2,344)        $3,593        $21,052
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $142,140          $43,600        $38,062       $147,678
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       170,238         0         0            0             0             170,238
Wages Payable                          267,473         0         0            0             0             267,473
Taxes Payable (Other than income)       26,678         0         0            0             0              26,678
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               51,891         0         0            0             0              51,891
Income Taxes Payable                   121,000         0         0            0             0             121,000
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    12,933         0         0            0             0              12,933
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $650,213        $0        $0           $0            $0             $650,213
                                   ==================================================================================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

DETAIL OF POSTPETTION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           06/05/02       $18,959                EFT
FICA and Federal           06/19/02        15,510                EFT
State withholding          06/13/02         1,665               10980
State withholding          06/27/02         1,928               11067























                                      ------------
TOTAL POST PETITION TAXES PAID            $38,062
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,295,001
PLUS Amounts billed during the period                                    857,582
LESS Amounts collected during the period                                 931,210
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,221,373
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            768,534
31-60 days old                                                           432,860
61-90 days old                                                            14,830
91+ days old                                                               5,149
                                                                      ----------
Total Accounts Receivable                                              1,221,373
Amount considered uncollectible (bad debt)                                10,861
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,210,512
                                                                      ==========


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this rexorting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                x


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------

1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------
MONTHLY OPERATING REPORT

                                                                             DOCUMENT        EXPLANATION
                                                               FORM NO.      ATTACHED         ATTACHED
                                                            ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                 MOR 1            None
    Bank Reconciliations                                    MOR 1 (cont)     None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                     MOR 2            None
Balance Sheet                                               MOR 3            Attached
Status of Postpetition Taxes                                MOR 4            None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                        MOR 4            None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging                MOR 5            None
Debtor Questionnaire                                        MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         July 22, 2002
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------


BALANCE SHEET (MOR -3)
                                                           6/30/02                 1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           0           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories -net                                                -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             39,630,358              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              40,962,497              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  40,962,497           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                          6/30/02                 1/15/02
----------------------------------------------------    --------------          --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                                -                       -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      40,962,497              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY              $  40,962,497           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x


2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                    x


3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x


4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x



                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        July 22, 2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,023,358     $  1,140,000     $   5,865,323    $   5,832,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompamy Transfers              148,217          100,000            16,250                -
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,171,575        1,240,000         5,881,573        5,832,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          78,647           82,550           546,879          526,181
Payroll Taxes                        29,771           34,720           204,364          201,006
Accounts Payable                  1,045,982          954,214         5,075,310        4,913,112
Profit Sharing / Pension              7,644           15,000            15,128           15,000
Insurance                                 -                -            50,624           50,000
Commissions                          29,165           32,000           125,622          118,000
Utilities                             4,492            8,500            47,205           41,013
Leases / Rents                        2,341            4,200            27,952           30,296
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -                 -                -
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,198,042        1,131,184         6,093,084        5,894,608
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     (26,467)    $    108,816     $    (211,511)   $     (61,834)
-------------                 ==============    =============    ==============   ==============



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
------------------------------------    -------------    -----------------      --------------
   Petty Cash                             N/A            Petty cash                     700

   American National Bank               18080278         Disbursement           $         -

   National City Bank                   884096844        Disbursement              (119,698)

   Bank One                             2135-439-0104    Payroll                     12,342

   Texas Commerce Bank                  85808720641      Disbursement                    61


                                                                                --------------
                                                                                $  (106,595)
                                                                                ==============
Bank reconciliations are available.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                     June, 2002    FILING TO DATE
                                                  -------------    --------------
Gross Sales                                       $  1,148,583      $  6,391,848
Less: Defective mat'l returned                           1,733             5,463
         Sales allowances                                8,611             9,451
         Cash discounts                                  5,526            40,899
                                                  -------------     -------------
            Total sales deductions                      15,870            55,813
                                                  -------------     -------------

         NET SALES                                   1,132,713         6,336,035
                                                  -------------     -------------

Cost of Sales                                          943,788         5,302,897
                                                  -------------     -------------

         GROSS PROFIT                                  188,925         1,033,138
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     50,394           381,030
    General & Admin. expense                            45,796           316,935
    Corporate Fees                                      44,000           237,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               140,190           935,465
                                                  -------------     -------------

         OPERATING INCOME                               48,735            97,673
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                   -                23
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -                23
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                48,735            97,696
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   35,000           175,000
    US Trustee Quarterly Fees                                -                 -
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     35,000           175,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                              13,735           (77,304)

Provision for Taxes                                      7,971           (18,581)
                                                  -------------     -------------

NET INCOME (LOSS)                                 $      5,764      $    (58,723)
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------


BALANCE SHEET (MOR-3)
                                                                   6/30/02            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                          ($106,595)      $   104,916
    Restricted cash and cash equivalents                                    -                 -
    Accounts receivable - net                                       1,518,613           956,901
    Inventories -net                                                1,267,108         1,085,331
    Other assets - current                                            214,017            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     2,893,143         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                             602,906           575,991
    Intercompany receivable                                           395,464           316,912
    Investment in subsidiaries                                      2,619,157         2,619,157
    Other                                                               5,470                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,622,997         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          84,942            84,942
    Machinery and equipment                                         4,300,918         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,454,513         4,454,513
    Less: Accum. depreciation and amortization                      2,076,960         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,377,553         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $ 8,893,693       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 6/30/02            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                   84,957                 -
    Accrued liabilities                                               188,881                 -
    Accrued income taxes                                                    -                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                  273,838                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              531,706                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    531,706                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                      805,544                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)                                         6/30/02            1/15/02
-----------------------------------------------------           -------------       -----------
    Secured debt                                                            -                 -
    Priority debt 1                                                    27,482           116,378
    Unsecured debt                                                  1,465,267         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     2,332,574         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,138,118         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                  (58,723)                -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               5,755,575         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                      $   8,893,693       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                                0           13,866         13,866                  0
FICA-Employee                              0            7,769          7,769                  0
FICA-Employer                            367            7,769          8,136                  0
Unemployment                               0               36              0                 36
Income Tax                                 0                0              0                  0
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $     367          $29,440        $29,771                $36
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                0              876              0                876
Unemployment                               0              155              0                155
Sales                                  2,016                0              0              2,016
Income Tax                                 0                0              0                  0
Real Property                          2,700              600              0              3,300
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $   4,716           $1,631             $0             $6,347
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $   5,083          $31,071        $29,771             $6,383
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                       84,957         0              0             0                0                84,957
Wages Payable                          84,147         0              0             0                0                84,147
Taxes Payable (Other than income)       6,383         0              0             0                0                 6,383
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities              98,351         0              0             0                0                98,351
Income Taxes Payable                        0         0              0             0                0                     0
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  531,706         0              0             0                0               531,706
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS             $805,544        $0             $0            $0               $0              $805,544
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          29,771              EFT
      each  week.






















                                                            ---------
TOTAL POST PETITION TAXES PAID                                $29,771
                                                            =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  1,356,487
PLUS Amounts billed during the period                                          1,166,102
LESS Amounts collected during the period                                       1,023,358
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  1,499,231
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                    905,733
31-60 days old                                                                   461,478
61-90 days old                                                                    86,787
91+ days old                                                                      45,233
                                                                            ------------
Total Accounts Receivable                                                      1,499,231
Amount considered uncollectible (bad debt)                                             -
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  1,499,231
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                        No
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         July 22, 2002
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -             -             -
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -             -             -
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            17           103           103
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -             -             -
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 17            17           103           103
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (17)   $     (103)   $     (103)
-------------
                                 ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    June 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational     $    782

                                                                              -

                                                                              -

                                                                      ----------
                                                                       $    782
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    June 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                            June, 2002         FILING TO DATE
                                         ---------------      -----------------
Gross Sales                                $          -         $          -
Less: Defective mat'l returned                        -                    -
         Sales allowances                             -                    -
         Cash discounts                               -                    -
                                         ---------------      -----------------
            Total sales deductions                    -                    -
                                         ---------------      -----------------
         NET SALES                                    -                    -
                                         ---------------      -----------------
Cost of Sales                                         -                    -
                                         ---------------      -----------------
         GROSS PROFIT                                 -                    -
                                         ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                   -                    -
    General & Admin. expense                        227                5,166
    Corporate Fees                                    -                    -
                                         ---------------      -----------------
      Total S G & A and Environ. Expense            227                5,166
                                         ---------------      -----------------

         OPERATING INCOME                          (277)              (5,166)
                                         ---------------      -----------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                            -                    -
    Interest Expense                                  -                    -
                                         ---------------      -----------------
         Other Income (Expense)                       -                    -
                                         ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           (227)              (5,166)
                                         ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                 -                    -
    US Trustee Quarterly Fees                         -                    -
    (Gain) Loss from sale of equipment                -                    -
    Other Reorganization Expenses                     -                    -
                                         ---------------      -----------------
         Total Reorganization Items                   -                    -
                                         ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                         (227)              (5,166)

Provision for Taxes                                   -                    -
                                         ---------------      -----------------
NET INCOME (LOSS)                          $       (277)        $     (5,166)
                                         ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                    6/30/02           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        782      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           782               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     40,554,342        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      40,554,342        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 40,555,124      $ 40,555,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                  6/30/02           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                2,533                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      2,533                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        2,533                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                       1,000             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,856,457        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,457        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,859,990        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition                   (5,166)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               9,695,134         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $ 40,555,124      $ 40,555,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    June 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------
                                                                                 Tax Liability
                                  Beginning      Amt. Withheld     Amount         at end of
FEDERAL TAXES:                   Tax Liability   or Amt of Tax      Paid        Current Month
------------------------------------------------------------------------------------------------

Withholding                          0                 0              0                0
FICA-Employee                        0                 0              0                0
FICA-Employer                        0                 0              0                0
Unemployment                         0                 0              0                0
Income Tax                           0                 0              0                0
Foreign Income Tax                   0                 0              0                0
Other:                               0                 0              0                0
                                 ---------------------------------------------------------------
   TOTAL FEDERAL TAXES              $0                $0             $0               $0
                                 ---------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                          0                 0              0                0
Unemployment                         0                 0              0                0
Sales                                0                 0              0                0
Income Tax                           0                 0              0                0
Real Property                        0                 0              0                0
Personal Property                    0                 0              0                0
Other: Describe                      0                 0              0                0
                                 ---------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES       $0                $0             $0               $0
                                 ---------------------------------------------------------------
                                 ---------------------------------------------------------------
TOTAL POST PETITION TAXES           $0                $0             $0               $0
                                 ===============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   2,533         0            0            0              0            2,533
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $2,533        $0           $0           $0             $0           $2,533
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    June 30, 2002
                                                                                --------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this rexorting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.





                                                                                EXHIBIT 99.6

FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                   DOCUMENT        EXPLANATION
                                                                   FORM NO.        ATTACHED          ATTACHED
                                                                -------------    -------------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1                 Yes               No
        Bank Reconciliations                                    MOR 1 (cont)       Available            No
        Copies of bank statements                                                  Available            No
        Cash disbursement journals                                                 Available            No
Statement of operations                                         MOR 2                 Yes               No
Balance Sheet                                                   MOR 3                 Yes               No
Status of Postpetition Taxes                                    MOR 4                 Yes               No
        Copies of payment receipts                                                 Available            No
        Copies of tax returns filed during reporting period                        Available            No
Summary of Unpaid Postpetition Debts                            MOR 4                 Yes               No
        Listing of aged accounts payable                                           Available            No
Accounts Receivable Reconciliation and Aging                    MOR 5                 Yes               No
Debtor Questionnaire                                            MOR 5                 Yes               No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                      July 22, 2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR 1)

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
RECEIPTS
--------
A/R Collections                  $     368,609     $      353,704     $     1,692,328      $     1,800,053
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany Transfers                  92,360            100,000             338,693              106,000
Other                                        -                  -               4,316                  829

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                    460,969            453,704           2,035,337            1,906,882
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                             85,891            80,800             467,324              458,909
Payroll Taxes                           35,497            36,000             183,322              199,755
Accounts Payable                       311,847           291,611           1,216,607            1,164,022
Profit Sharing / Pension                     -                 -                   -                    -
Insurance                               13,913            16,000              77,736               95,321
Commissions                                  -                 -                   -                    -
Utilities                                5,156             5,000              17,705               21,772
Leases / Rents                           3,788             3,788              20,834               20,846
Bank Service Charges                         -                 -                   -                    -
Loans                                        -                 -                   -                    -
Capital Expenditures                    10,334            10,334              10,334               10,334
Professional Fees-Bankruptcy                 -                 -                   -                    -
US Trustee Fees                              -                 -                   -                    -
Court Costs                                  -                 -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total disbursements               466,426           443,533           1,993,863            1,970,959
                                 --------------    ---------------    ----------------     ----------------


NET CASH FLOW                    $      (5,457)    $      10,171      $       41,474       $      (64,077)
-------------                    ==============    ===============    ================     ================



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONT)
                                               Account                                       Book
Balance per Books                              Number                Account Type          Balance
                                           --------------        -------------------    ------------
  Petty Cash                                 N/A                  Petty cash                     -

  American National Bank                     18082912             Disbursement          $  (26,877)

  American National Bank                     5300011495           Payroll                   17,962

                                                                                         -----------
                                                                                         $  (8,915)
                                                                                         ===========


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                        Month of            CUMULATIVE
                                                        June 2002         FILING TO DATE
                                                   ----------------      ----------------
Gross Sales                                        $       431,994       $     2,122,572
Less: Defective mat'l returned                                   -                     -
        Sales allowances                                         -                     -
        Cash discounts                                           -                10,320
                                                   ----------------      ----------------
           Total sales deductions                                -                10,320
                                                   ----------------      ----------------

        NET SALES                                          431,994             2,112,252
                                                   ----------------      ----------------

Cost of Sales                                              337,581             1,741,523
                                                   ----------------      ----------------

        GROSS PROFIT                                        94,413               370,729
                                                   ----------------      ----------------

Selling, General & Admin. Expense
    Selling expense                                              -                     -
    General & Admin. expense                                16,658               102,560
    Corporate Fees                                          10,000                67,000
                                                   ----------------      ----------------
      Total S G & A and Environ. Expense                    26,658               169,560
                                                   ----------------      ----------------

        OPERATING INCOME                                    67,755               201,169
                                                   ----------------      ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                  (1,365)               (1,385)
    Interest Expense                                             -                     -
                                                   ----------------      ----------------
        Other Income (Expense)                              (1,365)               (1,385)
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    66,390               199,784
                                                   ----------------      ----------------

REORGANIZATION ITEMS
    Professional Fees                                       10,000                50,000
    US Trustee Quarterly Fees                                    -                     -
    (Gain) Loss from sale of equipment                           -                     -
    Other Reorganization Expenses                                -                     -
                                                   ----------------      ----------------
        Total Reorganization Items                          10,000                50,000
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE TAXES                                  56,390               149,784

Provision for Taxes                                         20,000                51,000
                                                   ----------------      ----------------

NET INCOME (LOSS)                                  $        36,390       $        98,784
                                                   ================      ================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                              6/30/02             1/15/02
                                                          --------------       -------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                     ($8,915)        $   (50,389)
    Restricted cash and cash equivalents                             -                   -
    Accounts receivable - net                                  748,699             376,639
    Inventories -net                                         1,244,540           1,145,567
    Other assets - current                                      40,620              21,786
                                                          --------------       -------------
           TOTAL CURRENT ASSETS                              2,024,944           1,493,603
                                                          --------------       -------------
OTHER ASSETS
    Deferred income taxes                                            -                   -
    Intercompany receivable                                  2,596,386           2,596,386
    Investment in subsidiaries                                       -                   -
    Other                                                            -                   -
                                                          --------------       -------------
           TOTAL OTHER ASSETS                                2,596,386           2,596,386
                                                          --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                             -                   -
    Buildings                                                        -                   -
    Machinery and equipment                                    569,388             559,054
                                                          --------------       -------------
           Total property, plant and equipment                 569,388             559,054
    Less: Accum. depreciation and amortization                 279,522             253,908
                                                          --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                   289,866             305,146
                                                          --------------       -------------
TOTAL ASSETS                                              $  4,911,196         $ 4,395,135
                                                          ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                            6/30/02             1/15/02
-----------------------------------------------------     --------------       -------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                     $          -         $         -
    Accounts payable                                            65,481                   -
    Accrued liabilities                                        202,742                   -
    Accrued income taxes                                        51,000                   -
    Dividends payable                                                -                   -
                                                          --------------       -------------
           TOTAL CURRENT LIABILITIES                           319,223                   -
                                                          --------------       -------------
LONG-TERM DEBT - SECURED                                             -                   -
                                                          --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                        -                   -
    Deferred income taxes                                            -                   -
    Intercompany payable                                       338,693                   -
    Long-term pension liability                                      -                   -
                                                          --------------       -------------
           TOTAL OTHER LIABILITIES                             338,693                   -
                                                          --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                               657,916                   -
                                                          --------------       -------------


                                                               6/30/02             1/15/02
LIABILITIES (PREPETITION)                                  --------------       -------------
----------------------------------------------------
    Secured debt                                                     -                   -
    Priority debt 1                                            107,378             348,267
    Unsecured debt                                             278,509             278,259
    Intercompany payable                                             -                   -
                                                          --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                385,887             626,526
                                                          --------------       -------------
TOTAL LIABILITIES                                            1,043,803             626,526
                                                          --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                   100                 100
    Capital in excess of par value                           2,680,746           2,680,746
    Equity - unearned compensation                                   -                   -
    Minimum pension liability adjustment                             -                   -
    Foreign currency translation adjustment                          -                   -
    Retained earnings - prepetition                          1,087,763           1,087,763
    Retained earnings - postpetition                            98,784                   -
                                                          --------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                        3,867,393           3,768,609
                                                          --------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $ 4,911,196         $ 4,395,135
                                                          ==============       =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
--------------------------------------------------------------------------------------------------------
                                                                                          Tax Liability
                                           Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid        Current Month
--------------------------------------------------------------------------------------------------------
Withholding                                 16,823           11,987         11,942            16,868
FICA-Employee                                  495            8,945          8,936               504
FICA-Employer                                  494            8,945          8,936               503
Unemployment                                 1,527              117              0             1,644
Income Tax                                  31,000           20,000              0            51,000
Foreign Income Tax                               0                0              0                 0
Other:                                           0                0              0                 0
                                        ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                     $50,339          $49,994        $29,814           $70,519
                                        ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                  2,383            4,892          5,683             1,592
Unemployment                                12,125            1,042              0            13,167
Sales                                            0                0              0                 0
Income Tax                                       0                0              0                 0
Real Property                                    0                0              0                 0
Personal Property                           (1,567)          (1,411)             0            (2,978)
Other: Describe                                  0                0              0                 0
                                        ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES              $12,941          $ 4,523        $ 5,683           $11,781
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
TOTAL POST PETITION TAXES                  $63,280          $54,517        $35,497           $82,300
                                        ================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                       --------------------------------------------------------------------------------------------
                                          Current         30 days       31-60 days        61-90 days     over 90 days         Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           65,481             0             0                  0               0             65,481
Wages Payable                             146,988             0             0                  0               0            146,988
Taxes Payable (Other than income)          31,300             0             0                  0               0             31,300
Professional Fees                               0             0             0                  0               0                  0
Rent/Lease - Building                           0             0             0                  0               0                  0
Rent/Lease - Equipment                          0             0             0                  0               0                  0
Other Accrued Liabilities                  24,454             0             0                  0               0             24,454
Income Taxes Payable                       51,000             0             0                  0               0             51,000
Secured Debt                                    0             0             0                  0               0                  0
Intercompany Payable                      338,693             0             0                  0               0            338,693
Other LT Liabilities                            0             0             0                  0               0                  0
                                       --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                 $657,916            $0            $0                 $0              $0           $657,916
                                       ============================================================================================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax                            Paid             Paid           or EFT
---------------------------------------------------------------------------------------
Federal Employee Inc. Tax W/H               06/04/02           2,840            EFT
Federal Employee Inc. Tax W/H               06/11/02           2,793            EFT
Federal Employee Inc. Tax W/H               06/18/02           3,267            EFT
Federal Employee Inc. Tax W/H               06/25/02           3,042            EFT
FICA-Employee & Employer                    06/04/02           3,576            EFT
FICA-Employee & Employer                    06/11/02           3,559            EFT
FICA-Employee & Employer                    06/18/02           3,715            EFT
FICA-Employee & Employer                    06/25/02           3,635            EFT
Withheld Medicare-EE & ER                   06/04/02             836            EFT
Withheld Medicare-EE & ER                   06/11/02             832            EFT
Withheld Medicare-EE & ER                   06/18/02             869            EFT
Withheld Medicare-EE & ER                   06/25/02             850            EFT
State Employee Inc Tax W/H                  06/14/02           4,410           7968
SDI                                         06/14/02           1,273           7968



















                                                           ----------
TOTAL POST PETITION TAXES PAID                               $35,497
                                                           ==========


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period             $    686,793
PLUS Amounts billed during the period                                               431,994
LESS Amounts collected during the period                                            368,609
                                                                               -------------
Total Accounts Receivable at the end of the reporting period                   $    750,178
                                                                               =============


----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------------
0-30 days old                                                                       463,811
31-60 days old                                                                      213,206
61-90 days old                                                                       32,595
91+ days old                                                                         40,566
                                                                               -------------
Total Accounts Receivable                                                           750,178
Amount considered uncollectible (bad debt)                                            4,000
                                                                               -------------
Accounts Receivable (Net) at the end of the current period                     $    746,178
                                                                               =============




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES      NO
-------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                      X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                                     X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.               X



EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          None            No
    Bank Reconciliations                                  MOR 1 (cont)   None            No
    Copies of bank statements                                            None            No
    Cash disbursement journals                                           None            No
Statement of operations                                   MOR 2          Attached        No
Balance Sheet                                             MOR 3          Attached        No
Status of Postpetition Taxes                              MOR 4          None            No
    Copies of payment receipts                                           None            No
    Copies of tax returns filed during reporting period                  None            No
Summary of Unpaid Postpetition Debts                      MOR 4          None            No
        Listing of aged accounts payable                                 None            No
Accounts Receivable Reconciliation and Aging              MOR 5          None            No
Debtor Questionnaire                                      MOR 5          Attached        No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           July 22, 2002
--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of           CUMULATIVE
                                               June, 2002         FILING TO DATE
                                              -----------      ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
           Total sales deductions             -----------       --------------
                                                        -                   -
                                              -----------       --------------

        NET SALES                                       -                   -
                                              -----------       --------------

Cost of Sales                                     (5,444)             (29,942)
                                              -----------       --------------

        GROSS PROFIT                               5,444               29,942
                                              -----------       --------------

Selling, General & Admin. Expense
    Selling expense                                     -                  -
    General & Admin. expense                            -                  -
    Corporate Fees                                      -                  -
                                              -----------       --------------
      Total S G & A and Environ. Expense                -                  -
                                              -----------       --------------

        OPERATING INCOME                           5,444               29,942
                                              -----------       --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                  -
    Interest Expense                                    -                  -
                                              -----------       --------------
       Other Income (Expense)                           -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,444               29,942
                                              -----------       --------------

REORGANIZATION ITEMS
    Professional Fees                                   -                  -
    US Trustee Quarterly Fees                           -                  -
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                              -----------       --------------
        Total Reorganization Items                      -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE TAXES                         5,444               29,942

Provision for Taxes                                     -                  -
                                              -----------       --------------

NET INCOME (LOSS)                              $    5,444        $     29,942
                                              ===========       ==============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)

                                                   6/30/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         504,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       504,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       46,949             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        678,051            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,182,051       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 6/30/02            1/15/02
------------------------------------------       -----------        -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------


                                                   6/30/02            1/15/02
                                                 -----------        -----------
LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 29,942                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,182,051          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,182,051       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $0
PLUS Amounts billed during the period                                        0
LESS Amounts collected during the period                                     0
                                                                 ---------------
Total Accounts Receivable at the end of the reporting period                $0
                                                                 ===============

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                                0
31-60 days old                                                               0
61-90 days old                                                               0
91+ days old                                                                 0
                                                                 ---------------
Total Accounts Receivable                                                    0
Amount considered uncollectible (bad debt)                                   0
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period                  $0
                                                                 ===============


DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                         X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.8

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                        July 22, 2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $  1,246,767     $  1,400,000        $ 7,289,106     $    7,058,193
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                               (187,584)        (150,000)          (478,446)          (460,000)
Other                                             -                -              2,549              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,059,183        1,250,000          6,813,209          6,599,369
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 243,897          259,000          1,616,674          1,653,193
Payroll Taxes                               113,080          115,000            791,594            679,404
Accounts Payable                            641,484          588,000          3,849,160          3,756,569
Profit Sharing / Pension                     25,392           25,000            140,696            100,985
Insurance                                    52,020           55,000            297,861            303,343
Commissions                                  68,495           65,800            289,303            319,468
Utilities                                     8,759           13,000             68,673             77,998
Leases/Rents                                  5,063            6,000             21,275             34,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -                  -                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
US Trustee Fees                                   -                -                  -                  -
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,158,190        1,126,800          7,075,236          6,924,960
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $    (99,007)    $    123,200        $  (262,027)    $     (325,591)
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  Petty Cash                        N/A          Petty cash          $      575

  American National Bank            18080294     Disbursement          (178,233)

  American National Bank            18081290     Payroll - Salaried      (4,866)

  American National Bank            18081304     Payroll - Hourly       (56,238)

                                                                     -----------

                                                                     $ (238,762)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                               June 2002       FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $ 1,155,190      $  7,285,315
Less: Defective mat'l returned                       592           (89,360)
      Sales allowances                            53,051           375,051
      Cash discounts                              18,774            71,414
                                             ------------     -------------
       Total sales deductions                     72,417            357,105
                                             ------------     -------------

      NET SALES                                1,082,773          6,928,210
                                             ------------     -------------

Cost of Sales                                    831,888          5,678,533
                                             ------------     -------------

     GROSS PROFIT                                250,885          1,249,577
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                  70,267           381,543
  General & Admin. expense                         77,178           400,880
  Corporate Fees                                   42,000           232,000
                                             ------------     -------------
   Total S G & A and Environ. Expense             189,445         1,014,423
                                             ------------     -------------

     OPERATING INCOME                              61,440           235,154
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                                -                 -
  Interest Expense                                      -                 -
                                             ------------     -------------
   Other Income (Expense)                               -                 -
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                              61,440           235,154
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                33,000            165,000
 US Trustee Quarterly Fees                             -                  -
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      33,000            165,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                        28,440             70,154

Provision for Taxes                               10,000             29,000
                                             ------------     -------------

NET INCOME (LOSS)                            $    18,440      $      41,154
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                   6/30/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents           ($238,762)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,122,647         1,161,243
  Inventories -net                                 1,751,463         1,498,330
  Other assets - current                             507,332           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,142,680         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                                7,697            36,697
  Intercompany receivable                          9,861,105         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,868,802         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,193,980         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,495,345         5,497,015
  Less: Accum. depreciation and amortization       3,666,134         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,829,211         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,840,693      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 6/30/02            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                    74,876                 -
  Accrued liabilities                                481,604                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    556,480                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                                15,707                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                       15,707                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                     572,187                 -
                                               -------------      -------------



                                                   6/30/02            1/15/02
                                                 -----------        -----------
LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     987,050           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      987,050         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  1,559,237         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                    41,154                 -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                13,281,456        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,840,693      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                       9,735           37,077         37,900              8,912
FICA-Employee                     7,260           26,880         27,739              6,401
FICA-Employer                     7,260           27,260         27,739              6,781
Unemployment                        522              141              0                663
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES            $24,777          $91,358        $93,378            $22,757
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                      21,970           13,970         19,702             16,238
Unemployment                      8,503            4,309              0             12,812
Sales                               905              355              0              1,260
Income Tax                            0                0              0                  0
Real Property                    44,931            4,448              0             49,379
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $76,309          $23,082        $19,702            $79,689
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES      $101,086         $114,440       $113,080           $102,446
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      74,876                0              0             0                     0             74,876
Wages Payable                        224,112                0              0             0                     0            224,112
Taxes Payable (Other than income)    102,446                0              0             0                     0            102,446
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                     0                0              0             0                     0                  0
Other Accrued Liabilities            155,046                0              0             0                     0            155,046
Income Taxes Payable                       0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable                  15,707                0              0             0                     0             15,707
Other LT Liabilities                       0                0              0             0                     0                  0
                                   ------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $572,187               $0             $0            $0                    $0           $572,187
                                   ================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
--------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
--------------------------------------------------------------------------------
FWT                                    Weekly        37,900              EFT
FICA-ER                                Weekly        27,739              EFT
FICA-EE                                Weekly        27,739              EFT
State Withholding IA                  06/12/02       19,702           2050,1931

























                                                   --------
TOTAL POST PETITION TAXES PAID                     $113,080
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,294,115
PLUS Amounts billed during the period                                1,155,505
LESS Amounts collected during the period                             1,246,767
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,202,853
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          851,978
31-60 days old                                                         235,690
61-90 days old                                                          46,655
91+ days old                                                            68,530
                                                                 ---------------
Total Accounts Receivable                                            1,202,853
Amount considered uncollectible (bad debt)                              80,182
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,122,671
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below                         NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.9

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                      July 22, 2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    ---------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    ----------------
RECEIPTS
--------
A/R Collections                   $  1,317,190      $  2,196,405     $ 12,485,991     $  12,495,444
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                  728,232          (150,000)         184,207           468,420
Other                                        -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  2,045,422         2,046,405       12,670,198        12,963,864
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            442,734           435,122        2,757,373         2,814,070
Payroll Taxes                          210,818           275,312        1,399,458         1,517,125
Accounts Payable                     1,025,170           851,334        7,300,346         5,283,534
Profit Sharing / Pension                35,346            28,000          137,620         1,656,717
Insurance                                4,744           162,706          917,067           704,591
Commissions                             58,969            55,000          276,071           529,858
Utilities                               57,354            62,408          239,049           245,725
Leases / Rents                          40,236            39,559           78,090           147,501
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
US Trustee Fees                              -                 -                -                 -
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,875,370         1,909,441       13,105,075        12,973,742
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $   170,052        $  136,963      $  (434,876)   $       (9,877)
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                               N/A         Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll          $    9,000

   National City Bank                      884096828   Disbursement     $ (190,031)

                                                                        ----------
                                                                        $ (180,031)
                                                                        ==========

Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                               MONTH OF           CUMULATIVE
                                              June, 2002        FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 2,744,707        $14,833,840
Less: Defective mat'l returned                          -                  -
        Sales allowances                           46,795            496,114
        Cash discounts                              4,140             21,967
                                             ------------        -----------
           Total sales deductions                  50,935            518,081
                                             ------------        -----------

        NET SALES                               2,693,772         14,315,759
                                             ------------        -----------
Cost of Sales                                   2,347,760         13,162,674
                                             ------------        -----------
        GROSS PROFIT                              346,012          1,153,085
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                66,340            428,304
    General & Admin. expense                       52,359            358,145
    Corporate Fees                                 83,000            460,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          201,699          1,246,449
                                             ------------        -----------
        OPERATING INCOME                          144,313            (93,364)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          144,313            (93,264)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              66,000            330,000
    US Trustee Quarterly Fees                           -                  -
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 66,000            330,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                         78,313           (423,264)

Provision for Taxes                                28,000           (139,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $     50,313       $   (284,264)
                                             ============       ============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         6/30/02         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($180,031)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            4,602,724        2,712,548
    Inventories -net                                     4,959,464        6,262,631
    Other assets - current                                 218,187          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          9,600,344        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                1,058,242          919,242
    Intercompany receivable                             13,573,066       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                      563              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           14,631,871       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,397,742       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,718,046        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 25,950,261     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                       6/30/02         1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       528,982                -
    Accrued liabilities                                  1,538,202                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     2,067,184                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                    -                -
    Deferred income taxes                                        -                -
    Intercompany payable                                   176,340                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                         176,340                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         2,243,524                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       3,668,853        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          3,668,853        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        5,912,377        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                      (284,264)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   20,037,884       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 25,950,261     $ 25,805,745
                                                     =============    =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          15,362           80,509       71,695           24,176
FICA-Employee                        12,456           58,203       52,081           18,578
FICA-Employer                        12,456           58,203       52,081           18,578
Unemployment                          2,805             (548)           0            2,257
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $43,078         $196,367     $175,856          $63,589
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          22,115           32,773       34,962           19,926
Unemployment                         28,511           10,525            0           39,036
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        51,305            6,100            0           57,405
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $101,931          $49,398      $34,962         $116,367
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $145,009         $245,765     $210,818         $179,956
                                 ==============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    528,982        0            0             0          0           528,982
Wages Payable                       814,517        0            0             0          0           814,517
Taxes Payable (Other than income)   179,956        0            0             0          0           179,956
Professional Fees                    44,485        0            0             0          0            44,485
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           499,244        0            0             0          0           499,244
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                176,340        0            0             0          0           176,340
Other LT Liabilities                      0        0            0             0          0                 0
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $2,243,524       $0           $0            $0         $0        $2,243,524
                              =================================================================================



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  06/06/02        $6,646       110851
SWCC - Ia W/H                  06/21/02         5,292       111015
STATE INCOME TAX               06/10/02        13,094        77043
STATE INCOME TAX               06/25/02         9,929        56820
FIT PAYMENT                    06/05/02         9,390      78707723
FICM-FICA PAYMENT              06/05/02        15,511      78707723
FIT PAYMENT                    06/12/02        27,461      79284780
FICM-FICA PAYMENT              06/12/02        38,877      79284780
FIT PAYMENT                    06/19/02         9,875      80255339
FICM-FICA PAYMENT              06/19/02        15,038      80255339
FIT PAYMENT                    06/26/02        24,970      80841847
FICM-FICA PAYMENT              06/26/02        34,735      80841847















                                            -----------
TOTAL POST PETITION TAXES PAID               $210,818
                                            ===========


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  June 30, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $3,348,652
PLUS Amounts billed during the period                                       2,733,712
LESS Amounts collected during the period                                    1,317,190
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $4,765,174
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,869,557
31-60 days old                                                               1,546,239
61-90 days old                                                                 191,636
91+ days old                                                                   157,742
                                                                       ---------------
Total Accounts Receivable                                                    4,765,174
Amount considered uncollectible (bad debt)                                     179,671
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $4,585,503
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

